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                                                                      EXHIBIT 23

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated May 12, 1999 included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-54862 and 333-31589.


                                   ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
   June 28, 1999